                               POWER OF ATTORNEY

The undersigned, ROBERT DE NEVE, hereby constitutes and appoints ANGEL ORRANTIA,
DAVID R. BROWN, CONRAD R. ADKINS, JACALYN SMITH, ROBERT ISAACSON and MARGARET C.
DIVITO and any of them (Each an "Attorney-in-Fact"), with full power of substitution, as the undersigned's true and lawful attorney-in-fact, with respect to Four Leaf Acquisition Corporation, a Delaware corporation (the
"Company"), to:

    1.  Prepare, execute, and submit to the Securities and Exchange Commission
        ("SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passwords and other access credentials enabling the undersigned to make electronic filings with the
        SEC of reports required or considered by the Attorney-in-Fact to be advisable under Section 16 of the Securities Exchange Act of 1934 (the
        "Exchange Act") or any other rule or regulation of the SEC.

    2.  Prepare, execute and submit to the SEC, the Company, and/or any national securities exchange on which the Company's securities are listed any and all reports (including any amendments thereto) that the undersigned is required to file with the SEC, or which the Attorney-in
        -Fact considers it advisable to file with the SEC, under Section 16 of the Exchange Act or any rule or regulation thereunder, with respect to any security of the Company, including without limitation SEC Forms 3, 4 and 5.

    3.  Obtain, as the undersigned's representative and on the undersigned's behalf, information regarding transactions in the Company's equity securities from any third party, including the Company and any brokers, dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such third party to release any such information to the Attorney-in-Fact.

The undersigned acknowledges that:

    1.  This Power of Attorney authorizes, but does not require, the Attorney-
        in-Fact to act in his or her discretion on information provided to such
        Attorney-in-Fact without independent verification of such information;

    2.  Any documents prepared or executed by the Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information as the Attorney-in-Fact, in his or her discretion, deems necessary or desirable;

    3.  Neither the Company nor the Attorney-in-Fact assumes any liability for the undersigned's responsibility to comply with the requirements of
        Section 16 of the Exchange Act, any liability of the undersigned for any failure to comply with such requirements, or any liability of the undersigned for disgorgement of profits under Section 16(b) of the
        Exchange Act; and

    4.  This Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under
        Section 16 of the Exchange Act, including, without limitation, the reporting requirements under Section 16 of the Exchange Act.

The undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that the Attorney-in-Fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by authority of this Power of
Attorney.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the
Attorney-in-Fact. This Power of Attorney revokes all previous powers of attorney with respect to the subject matter of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of
3/20/2023.

/s/ Robert de Neve
-----------------------------
Robert de Neve